INVENTORIES, NET - Inventories of group (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY
Inventory Disclosure [Abstract]
Finished products	$ 22,047	138,573		143,987
Products in process	126	794		675
Raw materials	8,776	55,161		94,376
Inventory, gross	30,949	194,528		239,038
Less: provision for inventories	(1,265)	(8,699)	(1,261)	(7,951)	(5,443)
Inventories	$ 29,565	185,829		231,087